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                               THE SHAW GROUP INC.


                            (a Louisiana corporation)


                        4,000,000 Shares of Common Stock


                               PURCHASE AGREEMENT







Dated: October 5, 2000


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



                                TABLE OF CONTENTS


SECTION 1.        Representations and Warranties..................................................................3
         (a)      Representations and Warranties by the Company...................................................3
                  (i)      Compliance with Registration Requirements..............................................3
                  (ii)     Incorporated Documents.................................................................4
                  (iii)    Independent Accountants................................................................4
                  (iv)     Financial Statements...................................................................4
                  (v)      No Material Adverse Change in Business.................................................4
                  (vi)     Good Standing of the Company...........................................................5
                  (vii)    Good Standing of Subsidiaries..........................................................5
                  (viii)   Capitalization.........................................................................5
                  (ix)     Authorization of Agreement.............................................................6
                  (x)      Authorization and Description of Securities............................................6
                  (xi)     Absence of Defaults and Conflicts......................................................6
                  (xii)    Absence of Labor Disputes..............................................................7
                  (xiii)   Absence of Proceedings.................................................................7
                  (xiv)    Accuracy of Exhibits...................................................................7
                  (xv)     Possession of Intellectual Property....................................................7
                  (xvi)    Absence of Further Requirements........................................................7
                  (xvii)   Possession of Licenses and Permits.....................................................8
                  (xviii)  Title to Property......................................................................8
                  (xix)    Compliance with Cuba Act...............................................................8
                  (xx)     Investment Company Act.................................................................8
                  (xxi)    Environmental Laws.....................................................................9
                  (xxii)   Title to Assets Purchased from Selling Shareholders....................................9
         (b)      Representations and Warranties by the Selling Shareholders......................................9
                  (i)      Accurate Disclosure....................................................................9
                  (ii)     Authorization of Agreements...........................................................10
                  (iii)    Good and Valid Title..................................................................10
                  (iv)     Due Execution of the Ancillary Agreements.............................................10
                  (v)      Absence of Manipulation...............................................................11
                  (vi)     Absence of Further Requirements.......................................................11
                  (vii)    Restriction on Sale of Securities.....................................................11
                  (viii)   Certificates Suitable for Transfer....................................................11
                  (ix)     No Association with NASD..............................................................11
                  (x)      Conveyance of Assets to the Company...................................................12
         (c)      Officer's Certificates.........................................................................12

SECTION 2.        Sale and Delivery to Underwriters; Closing.....................................................12
         (a)      Initial Securities.............................................................................12
         (b)      Option Securities..............................................................................12
         (c)      Payment........................................................................................13
         (d)      Denominations; Registration....................................................................13

SECTION 3.        Covenants of the Company.......................................................................14
         (a)      Compliance with Securities Regulations and Commission Requests.................................14
         (b)      Filing of Amendments...........................................................................14
         (c)      Delivery of Registration Statement.............................................................14
         (d)      Delivery of Prospectuses.......................................................................14
         (e)      Continued Compliance with Securities Laws......................................................15
         (f)      Blue Sky Qualifications........................................................................15
         (g)      Rule 158.......................................................................................15
         (h)      Use of Proceeds................................................................................15
         (i)      Listing........................................................................................15
         (j)      Restriction on Sale of Securities..............................................................16
         (k)      Reporting Requirements.........................................................................16

SECTION 4.        Payment of Expenses............................................................................16
         (a)      Expenses.......................................................................................16
         (b)      Expenses of the Selling Shareholders...........................................................17
         (c)      Termination of Agreement.......................................................................17

SECTION 5.        Conditions of Underwriters' Obligations........................................................17
         (a)      Effectiveness of Registration Statement........................................................17
         (b)      Opinions of Counsel for Company................................................................17
         (c)      Opinion of Counsel for the Selling Shareholders................................................18
         (d)      Opinion of Counsel for Underwriters............................................................18
         (e)      Officers' Certificate..........................................................................18
         (f)      Certificate of Selling Shareholders............................................................18
         (g)      Accountant's Comfort Letter....................................................................18
         (h)      Bring-down Comfort Letter......................................................................19
         (i)      Approval of Listing............................................................................19
         (j)      Lock-up Agreements.............................................................................19
         (k)      Conditions to Purchase of Option Securities....................................................19
                  (i)      Officers' Certificate.................................................................19
                  (ii)     Opinion of Counsel for Company........................................................19
                  (iii)    Opinion of Counsel for Underwriters...................................................19
                  (iv)     Bring-down Comfort Letter.............................................................19
         (l)      Additional Documents...........................................................................20
         (m)      Termination of Agreement.......................................................................20

SECTION 6.        Indemnification................................................................................20
         (a)      Indemnification of Underwriters by the Company.................................................20
         (b)      Indemnification of Underwriters by Selling Shareholders........................................21
         (c)      Indemnification of Company, Directors and Officers and the Selling Shareholders................22
         (d)      Actions against Parties; Notification..........................................................22
         (e)      Settlement without Consent if Failure to Reimburse.............................................23
         (f)      Other Agreements with Respect to Indemnification...............................................23

SECTION 7.        Contribution...................................................................................23

SECTION 8.        Representations, Warranties and Agreements to Survive Delivery.................................25

SECTION 9.        Termination of Agreement.......................................................................25
         (a)      Termination; General...........................................................................25
         (b)      Liabilities....................................................................................25

SECTION 10.       Default by One or More of the Underwriters.....................................................25

SECTION 11.       Default by One or More of the Selling Shareholders or the Company..............................26

SECTION 12.       Notices........................................................................................26

SECTION 13.       Parties........................................................................................27

SECTION 14.       GOVERNING LAW AND TIME.........................................................................27

SECTION 15.       Effect of Headings.............................................................................27

SCHEDULES

Schedule A     - List of Underwriters                                                                       Sch A-1
Schedule B     - Company and Selling Shareholders                                                           Sch B-1
Schedule C     - Pricing Information                                                                        Sch C-1
Schedule D     - List of Subsidiaries                                                                       Sch D-1
Schedule E     - List of Persons and Entities Subject to Lock-up                                            Sch E-1


EXHIBITS

Exhibit A      - Form of Opinion of Vinson & Elkins L.L.P.                                                      A-1
Exhibit B      - Form of Opinion of Kantrow, Spaht, Weaver
                 & Blitzer (A Professional Law Corporation)                                                     B-1
Exhibit C      - Form of Opinion of Counsel to Stone & Webster, Incorporated                                    C-1
Exhibit D      - Form of Opinion of Counsel to Stone & Webster Group Limited (U.K.)                             D-1
Exhibit E      - Form of Opinion of Counsel to Stone & Webster Canada Limited (Canada)                          E-1
Exhibit F      - Form of Lock-up Letter                                                                         F-1

                               THE SHAW GROUP INC.

                            (A Louisiana corporation)

                        4,000,000 Shares of Common Stock

                            (No Par Value Per Share)

                               PURCHASE AGREEMENT

                                                                 October 5, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Credit Suisse First Boston Corporation
Morgan Keegan & Company, Inc.
Raymond James & Associates, Inc.
Jefferies & Company, Inc.
         as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
North Tower
World Financial Center
         New York, New York  10281-1209

Ladies and Gentlemen:

         The Shaw Group Inc., a Louisiana corporation (the "Company") and Stone & Webster, Incorporated, Stone & Webster Group Limited and Stone & Webster Canada Limited (collectively, the "Selling Shareholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with Merrill Lynch & Co., "Merrill Lynch"), Credit Suisse First Boston Corporation ("CSFB"), Morgan Keegan & Company, Inc., Raymond James & Associates, Inc. and Jefferies & Company Inc. (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and CSFB are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, no par value per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 600,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 4,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 600,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 333-44542), and Amendment No. 1 thereto, covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, preliminary prospectus supplement and prospectus and prospectus supplement. Such registration statement has been declared effective by the Commission, and the Company has filed such post-effective amendments thereto as may be required and each such post-effective amendment has been declared effective by the Commission. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus and a prospectus supplement in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus or prospectus supplement used before such registration statement became effective, and any prospectus or prospectus supplement that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus and the final prospectus supplement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus supplement dated September 15, 2000 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not, at any such time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include, at any such time, an untrue statement of a material fact or omitted or will omit, at any such time, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the

         1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply, at any such time, in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain, at any such time, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The consolidated financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions and circumstances referred to therein.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Louisiana and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than the pledge of such shares of capital stock in each such Subsidiary pursuant to the Company's $400,000,000 credit facility with Bank One, NA, which is described in the Prospectus; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Schedule D hereto and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xii) Absence of Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in any such case, would reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, except for such failures that individually or in the aggregate would not result in a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the

         Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xviii) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus, (b) exist pursuant to the terms of the Company's 400,000,000 credit facility with Bank One, NA, which is described in the Prospectus, or (c) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                  (xx) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the knowledge of the Company there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxii) Title to Assets Purchased from Selling Shareholders. The sale by the Selling Shareholders and certain of their affiliated entities of substantially all of their assets to the Company was authorized and confirmed by order of a Bankruptcy Court judge having the authority to do so (the "Sale Order"), which is a final, valid and non-appealable order. The Company has paid the Aggregate Consideration (as defined in the Asset Purchase Agreement, dated as of July 14, 2000 (the "APA"), by and among Stone & Webster, Incorporated ("S&W"), certain subsidiaries of S&W and the Company) for the Assets (as defined in APA), including the assets of the Cold Storage Business (as defined in the APA) and the assets of the Process Business (as defined in the
         APA) and has the unlimited and unconditional right to cause the transfer of the assets of the Cold Storage Business and the assets of the Process Business at any time free and clear of all liens, claims or interests as and to the extent set forth in the Sale Order or the APA.

         (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and agrees with each Underwriter, as follows:

                  (i) Accurate Disclosure. Each Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the representations and warranties set forth in this Section 1(b)(i) apply only to statements or omissions in the Registration Statement or the Prospectus that are based upon information furnished by or on behalf of such Selling Shareholder to the Company in writing expressly for use in the Registration Statement or the Prospectus; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

                  (ii) Authorization of Agreements. Each Selling Shareholder has the full right, power and authority to enter into this Agreement and a Power of Attorney (the "Power of Attorney") and a Custody Agreement (the "Custody Agreement" and, together with the Power of Attorney, the "Ancillary Agreements") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Ancillary Agreements and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

                  (iii) Good and Valid Title. Such Selling Shareholder has and will at the Closing Time have good and valid title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and valid title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) Due Execution of the Ancillary Agreements. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney with Thomas Langford, James Jones and Gerard Halpin, III, each as attorney-in-fact (the "Attorney-in-Fact") and the Custody Agreement with First Union National Bank, as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) or that may be required pursuant to Section 5(m) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

                  (v) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Ancillary Agreements, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement.

                  (vii) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                  (viii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (ix) No Association with NASD. Neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of

         Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

                  (x) Conveyance of Assets to the Company. S&W represents and warrants that the sale by S&W of substantially all of its assets to the Company was authorized and confirmed by order of a Bankruptcy Court judge having the authority to do so, which is a final, valid and non-appealable order. S&W conveyed (1) the assets subject to the Sale Order, (2) the unconditional and unlimited right to acquire the assets of the Cold Storage Business (as defined in the APA) and (3) the assets of the Process Business (as defined in the APA) free and clear of all mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, claims, judgments, demands, easements, charges, encumbrances, defects, security interests, options, rights of first refusal and restrictions of all kind except as expressly provided in the Sale Order or the APA.

         (c) Officer's Certificates. Any certificate signed by any authorized officer of the Company or any of its subsidiaries and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby, and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, the number of Initial Securities set forth on Schedule B opposite the name of the Company and each Selling Shareholder, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities, which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 600,000 shares of Common Stock, as set forth in Schedule A, at the price per share set forth in Schedule C. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 711 Louisiana Street, Suite 1900, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

         Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to a bank account designated by the Company and the Custodian pursuant to each Selling Shareholder's Custody Agreement, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

         (c) Delivery of Registration Statement. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

         (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (i) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

         (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company, (D) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to an option plan adopted in connection with the S&W acquisition or pursuant to a proposed 2000 stock option plan, in either event such options not to exceed an aggregate of 1,000,000 shares (which shares shall not be issued prior to the expiration of the 90-day lock-up period referred to above) or (E) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

         (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and
(ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

         (b) Expenses of the Selling Shareholders. The Selling Shareholders, jointly and severally, will pay all expenses incident to the performance or their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (1) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (2) the fees and disbursements of their counsel and accountants.

         (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 (unless such termination arises from or is related entirely to matters in the control of the Selling Shareholders) or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 hereof (but only if such termination arises from or is related entirely to matters in the control of the Selling Shareholders), the Selling Shareholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

         (b) Opinions of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of each of Vinson & Elkins L.L.P. and Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation), counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibits A and B hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representative(s) shall have received the favorable opinion, dated as of Closing Time, of each of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for S&W, Ralph Smialek, General Counsel, counsel for Stone & Webster Group Limited and Howard Jackson, General Counsel, counsel for Stone & Webster Canada Limited, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits C, D and E hereto.

         (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i),
(ii) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the officers' knowledge, are contemplated by the Commission.

         (f) Certificate of Selling Shareholders. At Closing Time, the Representatives shall have received a certificate of the Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of each Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

         (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (i) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (j) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit F hereto signed by the persons listed on Schedule E hereto.

         (k) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinion of Counsel for Company. The favorable opinion of each of Vinson & Elkins L.L.P. and Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation), counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

                  (iii) Opinion of Counsel for Underwriters. The favorable opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (iv) Bring-down Comfort Letter. A letter from Arthur Andersen LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to
         Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (l) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect..

SECTION 6. Indemnification.

         (a) Indemnification of Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission made in any preliminary prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, liability claim, damage or expense purchased shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such shares to such person in any case where the delivery of the Prospectus (as amended or supplemented) is required by the 1933 Act, and where the Company has delivered the Prospectus to the several Underwriters in requisite quantity and on a timely basis to permit such delivery.

         (b) Indemnification of Underwriters by Selling Shareholders. The Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information furnished in writing by the Selling Shareholders furnished to the Company in writing by or on behalf of the Selling Shareholders expressly for use in the Registration Statement;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission made in any preliminary prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, liability claim, damage or expense purchased shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such shares to such person in any case where the delivery of the Prospectus (as amended or supplemented) is required by the 1933 Act, and where the Company has delivered the Prospectus to the several Underwriters in requisite quantity and on a timely basis to permit such delivery. Notwithstanding the foregoing, the aggregate liability of the Selling Shareholders pursuant to this Section 6(b) shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by the Selling Shareholders from the Underwriters for the sale of the Securities sold by the Selling Shareholders.

         (c) Indemnification of Company, Directors and Officers and the Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in and, with the consent of the indemnified party, assume the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement (other than the payment of amounts being disputed by the indemnifying party in good faith) prior to the date of such settlement.

         (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth;

if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company and any Selling Shareholder shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

SECTION 11. Default by One or More of the Selling Shareholders or the Company.

         (a) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder is obligated to sell hereunder, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or
(ii) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

         (b) In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201; notices to the Company shall be directed to it at 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809, attention of Gary P. Graphia.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                        Very truly yours,

                                        THE SHAW GROUP INC.


                                        By: /s/ Gary P. Graphia
                                           -------------------------------------
                                        Title:  Secretary and General Counsel
                                              ----------------------------------



                                        STONE & WEBSTER, INCORPORATED
                                        STONE & WEBSTER GROUP LIMITED
                                        STONE & WEBSTER GROUP CANADA LIMITED


                                        By: /s/ Thomas Langford
                                           -------------------------------------
                                        Title:  Attorney-in-fact
                                              ----------------------------------


CONFIRMED AND ACCEPTED,
         as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN KEEGAN & COMPANY, INC.
RAYMOND JAMES & ASSOCIATES, INC.
JEFFERIES & COMPANY, INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By /s/ Christopher Mize
  ------------------------------------------
               Authorized Signatory

         For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A



                                                                         Number of                  Number of
Name of Underwriter                                                  Initial Securities         Option Securities
-------------------                                                  ------------------         -----------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated.....                      1,388,850
Credit Suisse First Boston Corporation.................                      1,388,850
Morgan Keegan & Company, Inc...........................                        462,600
Raymond James & Associates, Inc........................                        462,600
Jefferies & Company, Inc...............................                         77,100
Banc of America Securities LLC.........................                         40,000
Deutsche Bank Securities Inc...........................                         40,000
Prudential Securities Incorporated                                              40,000
RBC Dominion Securities Corporation                                             40,000
Hibernia Southcoast Capital, L.L.C.                                             20,000
Johnson Rice & Company L.L.C.                                                   20,000
Sanders Morris Harris                                                           20,000
                                                                             ---------                   -------
Total..................................................                      4,000,000                   600,000
                                                                             =========                   =======


                                    Sch. A-1

                                   SCHEDULE B



                                                                            Number of Initial      Maximum Number of
                                                                          Initial Securities to    Option Securities
                                                                                 be Sold               to be Sold
                                                                          ---------------------    -----------------
The Shaw Group Inc. ..................................................            1,818,669              600,000
Stone & Webster, Incorporated ........................................            1,656,856                   --
Stone & Webster Group Limited ........................................              369,837                   --
Stone & Webster Canada Limited .......................................              154,638                   --
                                                                               ------------         ------------

Total ................................................................            4,000,000              600,000
                                                                               ============         ============



                                    Sch. B-1

                                   SCHEDULE C

                               THE SHAW GROUP INC.
                        4,000,000 Shares of Common Stock
                            (No Par Value Per Share)

         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $63.50.

         2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $60.325, being an amount equal to the initial public offering price set forth above less $3.175 per share.



                                    Sch. C-1

                                   SCHEDULE D

                              List of Subsidiaries

ACL Piping, Inc.
Aiton Australia Pty Ltd.
Aiton & Co., Limited
Associated Valve, Inc.
B. F. Shaw, Inc.*
C.B.P. Engineering Corp.
Cojafex B.V.
Eagle Industries, Inc.
Field Services, Inc.
Fronek-ren, S.R.O.
Gulf Coast Equipment Rental, Inc.
Holdings Manufacturas Shaw South America, C.A.
IRM/NAPTech Joint Venture, L.L.C.
Lone Star Fabricators, Inc.
Manufacturas Shaw South America, C.A.
NAPTech PS Corporation
Pipework Engineering and Developments Limited
Prospect Industries (Holdings) Inc.
Prospect Industries Overseas, Limited
SAON Properties, Inc.
Secorp, Inc.
S&W Consultants, Inc.
S&W Consultants, Ltd.
Shaw Alloy Piping Products, Inc.*
Shaw Capital, Inc.
Shaw Connex, Inc.
Shaw Constructors, Inc.*
Shaw Dunn Limited
Shaw Energy Services, Inc.
Shaw Export Company, S. de R.L. de C.V.
Shaw Fabricators, Inc.
Shaw Fronek A/DE, Inc.
Shaw Fronek Company, Inc.
Shaw-Fronek Fabrication, Inc.
Shaw Fronek Power Services, Inc.
Shaw FVF, Inc.
Shaw Global Energy Services, Inc.
Shaw GRP of California
The Shaw Group International, Inc.
Shaw Group U.K. Holdings Limited
Shaw Group U.K. Limited
Shaw Group UK Pension Plan Limited
Shaw Group U.K. Pension Scheme Ltd.
Shaw Group U.K. (Projects) Limited
Shaw Heat Treating Service, C.A.
Shaw Holdings South America, C.A.
Shaw Industrial Supply Co., Inc.
Shaw International, Inc.
Shaw JV Holdings, Inc.
Shaw JV Holdings, L.L.C.
Shaw Lancas, C.A.
Shaw Maintenance, Inc.
Shaw Managed Services, Inc.
Shaw Manufacturing & Services, Inc.
Shaw Manpower S. de R.L. de CV
Shaw Mexican Holdings, S. de R.L. de C.V.
Shaw NAPTech, Inc.
Shaw Overseas (Far East) Limited
Shaw Overseas (Middle East) Limited
Shaw Pipe Shields Inc.
Shaw Power Services, Inc.
Shaw Process Fabricators, Inc.*
Shaw Process and Industrial Group, Inc.
Shaw Services, Inc.
Shaw Sunland Fabricators, Inc.*
Shaw Trading FSC, Ltd.
Shaw Word Industries Fabricators, Inc.
Stone & Webster Asia, Inc.
Stone & Webster Canada Holding One (N.S.), ULC
Stone & Webster Canada Holding Two, Inc.
Stone & Webster Canada, L.P.
Stone & Webster Construction, Inc.
Stone & Webster Holding One, Inc. *
Stone & Webster Holding Two, Inc.*
Stone & Webster, Inc.*
Stone & Webster International, Inc.
Stone & Webster Limited
Stone & Webster Purchasing, Inc.
Stone & Webster Massachusetts, Inc.
SWINC Acquisition Four, Inc.
SWINC Acquisition Five, L.L.C.
The Shaw Group Inc. Political Action Committee, Inc.
Welding Technology and Supply, Inc,
Whessoe Piping Systems Limited
World Industrial Constructors, Inc.
Worldwide Industrial Constructors, Inc.

* Significant subsidiaries of the Company (as such term is defined in Rule 1-02 of Regulation S-X).

                                    Sch. D-1

                                   SCHEDULE E

                          List of persons and entities
                               subject to lock-up

J.M. Bernhard, Jr.
Richard Gill
Robert L. Belk
N. Andrew Dupuy, Jr.
Mitch Rayner
Gary P. Graphia
Albert McAlister
L. Lane Grigsby
David W. Hoyle
John W. Sinders, Jr.
William H. Grigg



                                    Sch. E-1

                                                                       EXHIBIT A


                    FORM OF OPINION OF VINSON & ELKINS L.L.P.
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

         (i) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (ii) The Registration Statement, including any Rule 462(b) Registration Statement and the Rule 430A Information, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, notes and schedules thereto, and other financial data and accounting information included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (iii) The form of certificate used to evidence the Common Stock complies in all material respects with the requirements of the New York Stock Exchange.

         (iv) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (v) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (vi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement by the Company or for the offering, issuance, sale or delivery of the Securities by the Company.

         (vii) The Company is not an "investment company" as such term is defined in the 1940 Act.

         (viii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended August 31, 1999 (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

         No facts have come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Purchase Agreement and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no view, belief or comment with respect to the form, accuracy, completeness or fairness of the financial statements, notes or schedules thereto, or other financial data or accounting information included in the Registration Statement, the Prospectus or the Incorporated Documents.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       EXHIBIT B

                    FORM OF OPINION OF KANTROW, SPAHT, WEAVER
                  AND BLITZER (A PROFESSIONAL LAW CORPORATION)
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

         (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Louisiana, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

         (ii) Each of B.F. Shaw, Inc., Shaw Alloy Piping Products, Inc., Shaw Constructors, Inc. and Shaw Sunland Fabricators, Inc. (the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; except as disclosed in the Registration Statement, all of the outstanding shares of capital stock of each Designated Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, to our knowledge, all of the outstanding shares of capital stock of the Designated Subsidiaries are owned of record by the Company, directly or through subsidiaries, and are free and clear of any security interest, mortgage, pledge, lien, encumbrance or equity other than the pledge of such shares of capital stock in each of the Designated Subsidiaries pursuant to the Company's $400,000,000 credit facility with Bank One, NA, which is described in the Prospectus; to our knowledge, none of the outstanding shares of capital stock of any Designated Subsidiary was issued in violation of any preemptive or, similar rights that entitle or will entitle any person to acquire any shares upon issuance thereof by such Designated Subsidiary. Each of the Designated Subsidiaries is a corporation in good standing.

         (iii) Each of the Company and the Designated Subsidiaries is duly qualified to conduct its business as a foreign corporation in each of the respective jurisdictions set forth on Exhibit A hereto and such jurisdictions are the only jurisdictions in which the conduct of business or ownership or leasing of property by the Company and the Designated Subsidiaries as shown thereon requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not result in a Material Adverse Effect.

         (iv) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans described in the Prospectus or pursuant to the exercise of convertible securities or options described in the Prospectus).

         (v) All the shares of capital stock of the Company issued and outstanding prior to the issuance of the Shares to be issued and sold by the Company pursuant to the Purchase Agreement have been duly authorized and validly issued, are fully paid and non-assessable and, to our knowledge, were not issued in violation of any preemptive or similar rights that entitle or will entitle any person to acquire any shares upon issuance thereof by the Company.

         (vi) The form of certificate used to evidence the Common Stock complies in all material respects with Louisiana law and with any applicable requirements of the Restated Articles of Incorporation and the Amended and Restated By-laws of the Company.

         (vii) The statements in the Prospectus under "Description of Capital Stock - Common Stock," "Description of Capital Stock - Preferred Stock" and in the Registration Statement under Part II, Item 15, to the extent that they constitute summaries of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents and fairly summarize the matters referred to therein.

         (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (ix) The Shares to be issued and sold to the Underwriters by the Company pursuant to the Purchase Agreement have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or, to our knowledge, similar rights that entitle or will entitle any person to acquire any shares upon issuance thereof by the Company; no holder of the Shares is or will be subject to personal liability for the debts and liabilities of the Company solely by reason of being such a holder.

         (x) Each of the documents incorporated by reference in the Prospectus (other than the financial statements and notes and supporting schedules included or incorporated therein or omitted therefrom, as to all of which we express no opinion) at the time it was filed with the Commission complied as to form in all material respects with the requirements for such document under the 1934 Act and the rules and regulations of the Commission thereunder.

         (xi) To our knowledge, neither the Company nor any of the Designated Subsidiaries is in violation of its respective certificate or articles of incorporation or by-laws, and no default by the Company or the Designated Subsidiaries exists in the performance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument known to us, except as may be disclosed in the Prospectus and except for those defaults that are not reasonably likely, individually or together with other such defaults, to have a Material Adverse Effect.

         (xii) Neither (A) the execution, delivery and performance by the Company of the Purchase Agreement, (B) the issuance and sale of the Shares by the Company pursuant to the Purchase Agreement, nor (C) the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds" will, as of the date hereof, result in the violation or breach by the Company of, or constitute a default or Repayment Event under, (i) the Restated Articles of Incorporation of the Company or its Amended and Restated By-laws; (ii) the certificate or articles of incorporation, as applicable, of the Designated Subsidiaries; (iii) any federal or Louisiana statute, rule or regulation applicable to the Company or any of its subsidiaries (except that no opinion is expressed with respect to blue sky or state securities laws); (iv) any agreement or other instrument of which we have knowledge, or which is an exhibit to the Registration Statement and has been or is required to be filed in connection with the offering of the Securities, binding upon the Company or any of its subsidiaries (except for such violations, breaches or defaults that would not have a Material Adverse Effect); or (v) any court or administrative orders, writs, judgments, or decrees applicable to the Company or its subsidiaries of which we have knowledge.

         (xiii) To our knowledge, other than as described or contemplated in the Prospectus, there is no legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus that is not so described therein.

         No facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial, accounting, tax or statistical information included or incorporated by reference therein as to all of which we express no view) contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except with respect to the financial statements and notes and schedules thereto and other financial, accounting, tax or statistical information included or incorporated by reference therein as to all of which we express no view) as of the date of the Prospectus and as of the date hereof, contained any untrue statement of material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       EXHIBIT C


          FORM OF OPINION OF COUNSEL FOR STONE & WEBSTER, INCORPORATED
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

         (i) Each of the Power of Attorney and the S&W Custody Agreement, has been duly executed and delivered by S&W and constitutes the valid and binding obligation of S&W, enforceable against S&W in accordance with its terms under the laws of the State of Delaware in the case of the Power of Attorney and under the laws of the State of New York in the case of the S&W Custody Agreement.

         (ii) Each of the S&W UK Custody Agreement and the S&W Canada Custody Agreement constitutes the valid and binding obligation of S&W UK and S&W Canada, respectively, enforceable against S&W and S&W Canada, respectively, in accordance with its terms under the laws of the State of New York.

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of S&W.

         (iv) Each Attorney-in-Fact has been duly authorized by S&W to deliver the S&W Shares on behalf of S&W in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the S&W Shares and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by S&W with its obligations under the Purchase Agreement have been duly authorized by the Board of Directors of S&W and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of S&W pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which S&W is a party or by which it may be bound, or to which any of the property or assets of S&W may be subject nor will such action result in any violation of the provisions of the charter or by-laws of S&W, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over S&W or any of its properties.

         (vi) Neither the execution, delivery or performance by S&W of the Agreement nor the compliance by the Company with the terms and provisions thereof will contravene any provision of (i) the Certificate of Incorporation or By-laws of the Company or (ii) any Applicable Law of the State of Delaware.

         (vii) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than (i) the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under the state securities laws, as to which we need express no opinion and (ii) the approval of the Bankruptcy Court, which has been obtained) is necessary or required to be obtained by S&W for the performance by S&W of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the S&W Shares.

         (viii) With respect to the Selling Shareholder Shares, an action based on an adverse claim to such Selling Shareholder Shares, whether framed in conversion, replevin, constructive trust, equitable lien, or other theory, may not be asserted successfully against any Underwriter that acquires a security entitlement (as defined in Section 8-501 of the New York UCC) relating to such Selling Shareholder if and to the extent any such Underwriter acquires security entitlements with respect to such Selling Shareholder Shares from the Depository Trust Company ("DTC") and the Underwriter has no notice of any adverse claims.

         Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement and have made no independent check or verification thereof, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and Prospectus Supplement, each as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement and provided that the foregoing applies only to statements or omissions in the Registration Statement, the Prospectus or the Prospectus Supplement that are based upon information furnished by S&W to Shaw in writing expressly for use in the Registration Statement, the Prospectus or the Prospectus Supplement.

                                                                       EXHIBIT D


          FORM OF OPINION OF COUNSEL FOR STONE & WEBSTER GROUP LIMITED
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Shareholder and constitutes the legal, valid and binding agreement of the Selling Shareholder.

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

         (iv) Each Attorney-in-Fact has been duly authorized by the Selling Shareholder to deliver the Securities on behalf of the Selling Shareholder in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties.



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

                                                                       EXHIBIT E


          FORM OF OPINION OF COUNSEL FOR STONE & WEBSTER CANADA LIMITED
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Shareholder and constitutes the legal, valid and binding agreement of the Selling Shareholder.

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

         (iv) Each Attorney-in-Fact has been duly authorized by the Selling Shareholder to deliver the Securities on behalf of the Selling Shareholder in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties.



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

                                                                       EXHIBIT F

                                 October 5, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Credit Suisse First Boston Corporation
Morgan Keegan & Company, Inc.
Raymond James & Associates, Inc.
Jefferies & Company, Inc.
as Representative(s) of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

         Re:      Proposed Public Offering by The Shaw Group Inc.

Dear Sirs:

         The undersigned, a stockholder and an officer and/or director of The Shaw Group Inc., a Louisiana corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") Credit Suisse First Boston, Morgan Keegan & Company, Inc., Raymond James & Associates, Inc., and Jefferies & Company, Inc., propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholder providing for the public offering of shares (the "Securities") of the Company's common stock, no par value (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing, other than Common Stock to be sold in the offering or transferred as a bona fide gift (provided that any donee thereof agrees in writing to be bound by the terms hereof) or (ii) enter into any swap or any other agreement or



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

any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                             Very truly yours,



                                             Signature:
                                                       -------------------------

                                             Print Name:
                                                        ------------------------



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